BEAR STEARNS
BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:                                           August 30, 2006

TO:                                               The Bank of New York, not in its individual capacity, but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-BC3, Asset-Backed Certificates, Series 2006-BC3

ATTENTION:                              Matthew Sabino
FACSIMILE:                               212 815-3986

TO:                                                Countrywide Home Loans, Inc.
ATTENTION:                              Mr. Jeff Staab
FACSIMILE:                               (818) 225-4010

FROM:                                         Derivatives Documentation
TELEPHONE:                             212-272-2711
FACSIMILE:                               212-272-9857

RE:                                            Novation Confirmation

REFERENCE NUMBER(S):      FXCWLO6BC3

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.  The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	August 30, 2006
Novation Date:	August 30, 2006
Novated Amount:	USD 466,320,000
Transferor:	Countrywide Home Loans, Inc.
Transferee:	The Bank of New York, not in its individual capacity, but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-BC3, Asset-Backed Certificates, Series 2006-BC3
Remaining Party:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee and Remaining Party):	The Agreement as defined in the New Confirmation

3.  The terms of each Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Reference Certificates:	CWABS, Asset Backed Certificates, Series 2006-BC3
Trade Date of Old Transaction:	August 7, 2006
Effective Date of Old Transaction:	August 30, 2006
Termination Date of Old Transaction:	August 25, 2011

4.  The terms of each the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

Full First Calculation Period:	Applicable

5. Offices:
Transferor:	Not applicable
Transferee:	Not applicable
Remaining Party:	Not applicable

6.         Other Provisions. Additional Provisions relating to the New Transaction:

(A) Optional Termination.     In connection with the optional termination of the trust fund pursuant to Section 9.01 of the Pooling and Servicing Agreement dated as of August 1, 2006 among CWABS, Inc. as Depositor, Park Granada, LLC, as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee (the “Pooling and Servicing Agreement”), with effect following all distributions on the final Distribution Date under the Pooling and Servicing Agreement (such date, the “Optional Termination Distribution Date”):

(a)           (1) (A) Transferee hereby assigns all of its rights and delegates all of its liabilities and obligations to Countrywide Home Loans, Inc., and Countrywide Home Loans, Inc. hereby assumes all of Transferee’s rights, liabilities, and obligations, under the New Transaction arising after the final distributions on the Optional Termination Distribution Date (the “New Assigned Transaction”) and (B) Remaining Party and Bear Stearns Capital Markets Inc. (“BSCM’) hereby consent to such assignment, delegation and assumption;

(2)(A) Remaining Party hereby assigns all of its rights and delegates all of its liabilities and obligations to BSCM and BSCM hereby assumes all of Remaining Party’s rights, liabilities, and obligations, under the New Assigned Transaction and (B) Transferee and Countrywide Home Loans, Inc. hereby consent to such assignment, delegation and assumption; and

(3) The New Assigned Transaction shall be governed by and form part of an agreement in the form of a 1992 ISDA Master Agreement between BSCM and Countrywide Home Loans, Inc., dated as of July 28, 1995, as amended and supplemented from time to time;

(b)           Remaining Party and Transferee are each released and discharged from further obligations owed under and in respect of the New Transaction and their respective rights against each other thereunder are cancelled;

(c)           Countrywide Home Loans, Inc. and BSCM hereby agree that the Confirmation shall be amended as follows:

(1) the definition of Notional Amount in the Confirmation shall be deleted in its entirety and replaced with the following:

“With respect to each remaining Calculation Period the amount set forth for such period in Schedule I attached hereto multiplied by a factor, determined at the time of the Optional Termination Distribution Date, equal to the quotient of (i) the Notional Amount for the Calculation Period ending on or about the Optional Termination Distribution Date (which, for the avoidance of doubt, was an amount equal to the lesser of (a) the amount set forth for such period in Schedule A attached hereto and (b) the aggregate Certificate Principal Balance of the Class A Certificates, Class M Certificates and Class B Certificates immediately prior to the Optional Termination Distribution Date) divided by (ii) the corresponding amount set forth for such Calculation Period in Schedule I attached hereto.”

(2) Section 3 of the Confirmation shall be deleted in its entirety.

(d)          BSCM hereby agrees that Countrywide Home Loans, Inc. may do one of the following with the New Assigned Transaction and the Confirmation:

(i) retain such New Assigned Transaction and Confirmation;

(ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction and the Confirmation to a third party, such assignment and delegation to be effective upon the receipt of written consent thereto from BSCM (in its sole and absolute discretion); or

(iii) terminate the New Assigned Transaction by giving three Business Days prior written notice to BSCM (the “Optional Swap Termination”).  In connection with the Optional Swap Termination, if any, a termination payment (if any) shall be payable by Countrywide Home Loans, Inc. or BSCM, as applicable, as determined by the Calculation Agent by the application of Section 6(e)(ii) of the ISDA Form Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment.  The exercise of the right to terminate under this provision shall not be an Event of Default under any of the other Transactions between any of Countrywide Home Loans, Inc., BSCM and Bear Stearns Financial Products Inc.  For purposes of the Optional Swap Termination, Countrywide Home Loans, Inc. shall be the sole Affected Party.

(e)           If Countrywide Home Loans, Inc. exercises its right to retain the New Assigned Transaction and Confirmation pursuant to Section 6(d)(i) of this Novation Agreement, then BSCM has the right to assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction to a subsidiary of The Bear Stearns Companies, Inc. without the consent of Countrywide Home Loans, Inc.

(B) Swap Contract Administrator Limited Liability. It is expressly understood and agreed by the parties hereto that insofar as this Novation Agreement is executed by Transferee, (i) this Novation Agreement is executed and delivered by The Bank of New York, not in its individual capacity, but solely as Swap Contract Administrator under the Swap Contract Administration Agreement, in the exercise of powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the account created under the Swap Contract Administration Agreement is made and intended not as personal representations of the Swap Contract Administrator but is made and intended for the purpose of binding only such account, and (iii) under no circumstances shall The Bank of New York in its individual capacity be personally liable for the payment of any indebtedness or expenses or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Novation Agreement. The Transferor agrees to indemnify and hold harmless the Swap Contract Administrator with respect to any and all claims under the Old Transaction

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233.

BEAR STEARNS FINANCIAL PRODUCTS INC. By: _____________________________ Name: Title: Date:
The Bank of New York, not in its individual capacity, but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2006-BC3, Asset-Backed Certificates, Series 2006-BC3

By: _____________________________
Name:
Title:
Date:

COUNTRYWIDE HOME LOANS, INC. By: _____________________________ Name: Title: Date:	BEAR STEARNS CAPITAL MARKETS INC. By: _____________________________ Name: Title: Date: